                                                                   EXHIBIT 10.23

                          SECURITY AGREEMENT (STOCK)
                          ------------------

     THIS SECURITY AGREEMENT (STOCK), dated as of December 29, 1994, is from PAUL E. KANA ("Shareholder") to and for the benefit of HANIFEN IMHOFF MEZZANINE FUND, L.P. (which, together with its successors, assigns, endorsees, transferees and assignees, is hereinafter referred to as "Secured Party").

                                   Recitals
                                   --------

     A. Shareholder is the owner of 2918 shares (the "Stock") of issued and outstanding common stock of CPS Systems, Inc., a Texas corporation (the "Company"), successor by merger to CPS Acquisition Corp., a Georgia corporation ("Acquisition Corp."), evidenced by Stock Certificates bearing the numbers set forth on Exhibit A attached hereto, standing in the name of Shareholder on the books of the Company.

     B. Secured Party has made certain financing available to Acquisition Corp. and the Company in the principal face amount of $2,100,000 (the "Indebtedness") on and subject to the terms and conditions of a Note Agreement (the "Note Agreement") of even date herewith by and between Acquisition Corp., the Company and Secured Party. The Indebtedness is evidenced by a Promissory Note (the "Note") of even date herewith in the principal face amount of $2,100,000 from Acquisition Corp. and the Company payable to the order of Secured Party.

     C. The funds comprising the Indebtedness were used by Acquisition Corp. in connection with the purchase of all outstanding stock of the Company. Immediately after such purchase, Acquisition Corp. was merged into the Company.

     D. Such Indebtedness will directly benefit Shareholder, a shareholder of the Company.

     E. In order to more fully secure repayment of the Indebtedness, Shareholder has agreed to grant a security interest in the Stock to Secured Party.

                                   Agreement
                                   ---------

     IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Shareholder agrees with Secured Party as follows:

     SECTION 1. Grant of Security. Shareholder hereby assigns and grants to
                -----------------
Secured Party a lien on and security interest in, all of Shareholder's right, title and interest in and to the Stock and, subject to Section 7 below, (a) all rights of Shareholder to receive monies due or to become due with respect to any or all of the Stock, (b) all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for or in connection with any or all of the Stock, c) all additional shares of stock of the Company from time to time acquired by Shareholder in respect of or in exchange for any or all of the Stock, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Stock, and (d) to the extent not included in the foregoing, all proceeds of any or all of the Stock (collectively the "Collateral").

     SECTION 2. Security for Obligations. This Agreement secures the payment of
                ------------------------
all obligations of Acquisition Corp. and the Company to Secured Party now or hereafter existing under this Agreement, the Note, the Note Agreement or any other document, instrument or agreement evidencing, securing, or in any way relating to the Indebtedness, including any extensions, replacements, modifications, substitutions, amendments and renewals of this Agreement, the Note, the Note Agreement or such other agreement (collectively the "Financing Documents"), whether for principal, interest, fees, expenses or otherwise (all such obligations being the "Obligations").

     SECTION 3. Delivery of Collateral. Subject to the Greyhound Security
                ----------------------
Interest (as defined below), all certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance acceptable to Secured Party. Subject to the Greyhound Security Interest, Secured Party shall have the right, at any time after the occurrence of an Event of Default, as defined herein, in its discretion and without notice to Shareholder, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Collateral.

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

     SECTION 4. Release of Collateral. Upon payment in full of the entire
                ---------------------
outstanding amount of the Indebtedness and all accrued but unpaid interest and all amounts due Secured Party hereunder, Shareholder shall be entitled to a release of the Collateral.

     SECTION 5. Representations and Warranties. Shareholder represents and
                ------------------------------
warrants as follows:

     (a) Shareholder is the legal and beneficial owner of the Collateral free and clear of any lien, claim, security interest, option, charge or encumbrance whatsoever other than the security interest (the "Greyhound Security Interest") granted in favor of Greyhound Financial Corporation, a Delaware corporation ("Greyhound"), which security interest is prior and superior to the security interest granted herein and which is being given by Shareholder as security for two loans from Greyhound to the Company in the original aggregate principal amount of not more than $2,500,000 (the "Greyhound Financing"). The Collateral is not subject to any trust or similar arrangement.

     (b) Shareholder has legal title to and all necessary right and authority to assign the Collateral and to deliver the Collateral, subject to the Greyhound Security Interest. Except for the Greyhound Security Interest, the Collateral is not subject to any restrictions on the sale or other transfer thereof.

     (c) The Stock is duly authorized, validly issued and is fully paid and nonassessable. The Stock is registered in the name of Shareholder on the transfer records of the Company.

     (d) There has been no transfer of ownership (record or otherwise) of the Stock since the Stock was acquired by Shareholder.

     (e) All of the Stock has been paid in full (and not subject to any short position, put or other option to sell), and Shareholder has beneficially owned (under the meaning of Rule 144 of the Securities Act of 1933) the Stock since the date of the closing of the transaction described in Recital B above.

     (f) Upon the occurrence of an Event of Default, Secured Party may sell the stock pursuant to and in accordance with (i) Rule 144(k) of the Securities Act of 1933 and (ii) the terms of this Agreement.

     (g) The Stock is common stock of the Company.

     (h) Shareholder's social security identification number is ###-##-####.

     (i) The delivery of the Collateral to Secured Party or its designee pursuant to this Agreement will create a valid and perfected security interest in the Collateral securing the payment of the Obligations.

     (j) This Agreement constitutes a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms.

     (k) The execution, delivery and performance of this Agreement by Shareholder does not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to Shareholder or the Collateral or
(ii) violate, conflict with or result in a breach of or constitute a default under any document, agreement, lease or instrument to which Shareholder is a party or by which Shareholder or the Stock may be bound or affected.

     (l) Except for the Greyhound Security Interest, Shareholder has made no contract or arrangement of any kind, the performance of which contract or arrangement by another party could give rise to a lien on the Collateral. Except for the Greyhound Security Interest, Shareholder has not performed any acts or entered into any agreement or contract of any kind which might prevent the Secured Party from enforcing any of the terms and conditions of this Agreement or selling the Collateral following foreclosure or which would limit the Secured Party in any such enforcement. Except for the Greyhound Security Interest, Shareholder is not a party to any agreement and no agreement exists which would restrict or limit Shareholder's ability to grant a security interest in the Collateral.

     (m) None of the proceeds of the Indebtedness will be used for the purpose of purchasing or carrying any

"margin stock" as defined in Regulations U and G of the Board of Governors of the Federal Reserve System (12 C.F.R. Parts 221 and 207), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulations U and G. Shareholder is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. Neither Shareholder nor any party acting on behalf of Shareholder has taken or will take any action which might cause the Note or any of the Financing Documents, including this Agreement, to violate Regulations U or G or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

     SECTION 6. Covenants/Further Assurances.
                ----------------------------

          (a) Shareholder agrees that, at any time and from time to time, Shareholder will promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect the assignment and security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          (b) Subject to Section 7 below and except as otherwise provided to the contrary in the Greyhound Security Interest, Shareholder agrees to deliver all cash, instruments and other property described in Section 1 above and all additional shares of stock described in Section 1 above to Secured Party within five days after receipt by Shareholder and to execute all security agreements, stock powers and all other documents required to grant Secured Party a valid, perfected security interest in such stock.

     SECTION 7. Voting, Dividends and Other Payments.
                ------------------------------------

          (a) So long as there exists no Event of Default hereunder:

     (i) Shareholder shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Stock for any purpose not inconsistent with the terms hereof;

     (ii) Shareholder shall be entitled to receive dividends made in the ordinary course of business on the Stock; and

     (iii) Subject to the Greyhound Security Interest, any and all stock or liquidating dividends, distributions in property, returns of capital or other distributions and payments made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding Collateral or received in exchange therefor or for any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in exchange for or redemption of any Collateral, shall be and become part of the Collateral and, if received by Shareholder, shall be held in trust by Shareholder for the benefit of Secured Party and shall forthwith be delivered by Shareholder to Secured Party (registered in the name of the Secured Party, or accompanied by proper instruments of assignment executed by Shareholder, in accordance with the Secured Party's instructions) to be held subject to the terms hereof.

     (b) Upon the occurrence of an Event of Default all rights of Shareholder to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to Section 7(a) and to receive dividends pursuant to Section 7(a) shall, at Secured Party's option, immediately and without notice to Shareholder, cease, and all such rights shall thereupon become vested in Secured Party, subject to the Greyhound Security Interest, who shall have the sole and exclusive right and authority, but shall not be obligated, to exercise such voting and/or consensual rights and powers. Upon the occurrence of an Event of Default, Secured Party shall, subject to the Greyhound Security Interest, be entitled to receive dividends on the Collateral, which dividends shall be held as additional collateral hereunder.

     SECTION 8. Transfers and Other Liens. Shareholder shall not, without the
                -------------------------
prior written consent of Secured Party:

     (a) Sell, assign or otherwise dispose of any of the Collateral; or

     (b) Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral, except for the assignments and security interests created by this Agreement and the Greyhound Security Interest.

     SECTION 9. Events of Default. The occurrence of an event of default,
                -----------------
however defined, under any Financing Document shall constitute an event of default ("Event of Default") under this Agreement and all other Financing Documents.

     SECTION 10. Remedies. Upon the occurrence of an Event of Default hereunder:
                 --------
     (a) All rights of Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7 and to receive the distributions which it would otherwise be authorized to receive and retain pursuant to Section 7 shall cease, and all such rights shall, at the option of Secured Party, and subject to the Greyhound Security Interest, thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such distributions.

     (b) Subject to the Greyhound Security Interest, all payments received by Shareholder under or in connection with the Collateral shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Shareholder and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement), to the extent of the Obligations then due.

     (c) Subject to the Greyhound Security Interest, Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of Colorado at that time (whether or not the Code applies to the affected Collateral) and also may without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Shareholder agrees that, to the extent notice of sale shall be required by law, at least five days' notice to Shareholder of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient. Without precluding any other methods of sale, the sale of Collateral shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks disposing of similar property, but in any event, the Secured Party may sell at its option on such terms as it may choose without assuming any credit risk and without obligation to advertise. Secured Party shall not be obligated to make any sale of Collateral, regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (d) If Secured Party in good faith believes that the Securities Act of 1933 or any other state or federal law prohibits or restricts the customary manner of sale or distribution of any of the Collateral, Secured Party may sell such Collateral privately or in any other manner deemed advisable by Secured Party at such price or prices as Secured Party determines in its sole discretion. Shareholder recognizes that such prohibition or restriction may cause the Collateral to have less value than it otherwise would have and that, consequently, such sale or disposition by Secured Party may result in a lower price than if the sale were otherwise held.

     (e) Upon the occurrence of an Event of Default, subject to the Greyhound Security Interest, the Company will pay to the Secured Party, as soon as incurred, all costs and expenses, including attorneys' fees, related or incidental to the care, retaking, preparing f or sale, selling or collection of or realization upon any of the Collateral or relating or incidental to the establishment or preserving or enforcement of the rights of the Secured Party hereunder or in respect of any of the property, and obtaining legal advice related to any of the foregoing. Further, that net proceeds of the

Collateral, resulting from sale, collection or otherwise, and other available moneys coming into the hands of the Secured Party may be applied by it, before or after default, to the satisfaction or reduction of such of the Obligations or costs and expenses as it may see fit, whether or not matured, in such order as Secured Party determines, subject, however, to the Greyhound Security Interest.

     (f) Subject to the Greyhound Security Interest, Secured Party shall have the right, at any time after the occurrence of an Event of Default hereunder, in its discretion and without notice to Shareholder, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Collateral.

     (g) Subject to the Greyhound Security Interest, without any notice to Shareholder, Secured Party may instruct the depository, transfer agent, trustee or other holder of the Collateral to immediately pay over the Collateral to Secured Party or sell the Collateral and pay the proceeds to Secured Party. Shareholder hereby authorizes and instructs the depository, trustee, transfer agent or holder of the Collateral to immediately pay over the Collateral to Secured Party or sell the Collateral and pay the proceeds to Secured Party upon notice from Secured Party without the need for any acknowledgement or consent by Shareholder or further action on the part of Shareholder and Shareholder hereby agrees to indemnify and hold harmless the depository, transfer agent, trustee or other holder of the Collateral from and against any and all claims, demands, causes of action, losses or expenses as a result of the depository, transfer agent, trustee or other holder of the Collateral delivering the Collateral to Secured Party or liquidating the Collateral and paying the proceeds to Secured Party.

     (h) Subject to the Greyhound Security Interest, Secured Party may exercise all of the remedies set forth herein at any time and from time to time upon the occurrence of any Event of Default and may exercise the remedies set forth herein separately in connection with the occurrence of each Event of Default. The exercise of any remedies herein in connection with one Event of Default shall not prevent Secured Party from exercising any and all remedies set forth herein in connection with any subsequent Event of Default.

     (i) In exercising its rights hereunder, Secured Party shall use reasonable efforts, to the extent practical, to liquidate only so much of the Collateral as is required to repay the Indebtedness and all other amounts due Secured Party.

     SECTION 11. Secured Party Appointed Attorney-in-Fact. Upon the occurrence
                 ----------------------------------------
of an Event of Default, and subject to the Greyhound Security Interest, Shareholder irrevocably appoints Secured Party as Shareholder's attorney-in-fact, with full authority in the place and stead of Shareholder and in the name of Shareholder or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

     (c) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable f or the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral; and

     (d) at Secured Party's option, to effect the transfer of record of the Collateral in and to the name of Secured Party and to sell or otherwise transfer the Collateral in accordance with the terms of this Agreement.

     SECTION 12. Security Interest Absolute. Subject to Greyhound Security
                 --------------------------
Interest, Shareholder agrees that all rights of Secured Party and the assignment and security interest hereunder and all obligations of Shareholder hereunder and under the Financing Documents shall be absolute and unconditional, irrespective of and Shareholder hereby consents to:

           (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Financing Documents;

           (b) any amendment, modification or restatement of the Financing Documents;

           (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

           (d) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, which might otherwise constitute a defense available to, or a discharge of, Shareholder or a third-party grantor of a security interest.

     SECTION 13.  Notices.  Except as otherwise expressly provided herein, any
                  -------
notice required to be given to any party pursuant to any provision of this Agreement, shall be (i) hand delivered, (ii) sent by Federal Express or other nationally recognized overnight courier service, or (iii) sent by facsimile transmission, and, if hand delivered shall be deemed received when delivered, if sent by Federal Express or other nationally recognized overnight courier service shall be deemed received one day after having been deposited with Federal Express or other nationally recognized overnight courier service if designated for next-day delivery, and if sent by facsimile transmission, when a confirmation slip indicates the transmission was received, addressed as follows:

           (a)   If to Shareholder:

                 Paul E. Kana
                 Chairman and CEO
                 CPS Systems, Inc.
                 3400 Carlisle, Suite 500
                 Dallas, Texas 75204
                 Facsimile No. (214) 720-1380 or 855-1354
                 Phone No. (214) 855-5277

                 With a copy to:

                 Larry D. Ledbetter, Esq.
                 Booth, Wade & Campbell
                 Cumberland Center II
                 3100 Cumberland Circle, Suite 1500
                 Atlanta, Georgia 30339-5939
                 Facsimile No. (404) 850-5079
                 Phone No. (404) 850-5000

           (b)   If to Secured Party:

                 Hanifen Imhoff Mezzanine Fund, L.P.
                 c/o Hanifen Imhoff Capital Partners
                 1125 17th Street, Suite 2520
                 Denver, Colorado 80202
                 Attention:  Edward C. Brown
                 Facsimile No. (303) 291-5327
                 Phone No. (303) 291-5209

                 with a copy to:

                 Holme Roberts & Owen LLC
                 1700 Lincoln, Suite 4100
                 Denver, Colorado 80203
                 Attention:  Paul V. Franke, Esq.
                 Facsimile No. (303) 866-0200
                 Phone No. (303) 861-7000

     Any party may change its address for the giving of notice by notice hereunder.

     SECTION 14.  Continuing Security Interest; Transfer of Note; Release of
                  ----------------------------------------------------------
Collateral.  This Agreement shall create a continuing security interest in the
----------
Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations, (b) be binding upon and inure to the benefit of Shareholder, its heirs and assigns and (c) be binding upon and inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party, its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Secured Party may assign or otherwise transfer the Note, or any other Financing Document, or any portion thereof to any other person or entity and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Secured

Party herein or otherwise. Shareholder shall be entitled to a release of the Collateral only upon payment in full and satisfaction of all of the Obligations.

     SECTION 15.  INTERCREDITOR AGREEMENT.  Shareholder acknowledges and agrees
                  -----------------------
that, pursuant to a Subordination and Intercreditor Agreement (the "Intercreditor Agreement") of even date herewith by and between Secured Party, Greyhound, Acquisition Corp. and the Company, upon the Company's repayment of the loans made by Greyhound (which loans are more particularly described in the Intercreditor Agreement), Greyhound has agreed to immediately terminate the Greyhound Security Interest and deliver the Collateral directly to Secured Party upon such termination. If, in the event of such termination, the Collateral is delivered to Shareholder, Shareholder hereby covenants and agrees to immediately deliver the Collateral to Secured Party and execute all other documents and instruments necessary to provide Secured Party with a first perfected security interest in the Collateral and to undertake all other actions which may be reasonably necessary to effectuate the terms and provisions of the Intercreditor Agreement relating to Secured Party's security interest in the Collateral.

     SECTION 16.  CONFLICT WITH GREYHOUND FINANCING/INTERCREDITOR AGREEMENT.
                  ---------------------------------------------------------
This Agreement and all Financing Documents are subject to the following:

                 (a) TO THE EXTENT THAT ANY REQUIREMENT, COVENANT OR AGREEMENT CONTAINED HEREIN IS ALSO REQUIRED BY OR REFERRED TO IN THE DOCUMENTS SETTING OUT THE GREYHOUND FINANCING, COMPLIANCE WITH SUCH REQUIREMENT, COVENANT OR AGREEMENT IN THE GREYHOUND FINANCING SHALL BE DEEMED TO BE COMPLIANCE WITH SUCH REQUIREMENT, COVENANT OR AGREEMENT IN THIS SECURITY AGREEMENT AND/OR THE OTHER FINANCING DOCUMENTS, EVEN IF THERE IS NO ACTUAL COMPLIANCE UNDER THE FINANCING DOCUMENTS; AND

                 (b) UNTIL THE GREYHOUND FINANCING IS FULLY SATISFIED, SECURED PARTY AGREES TO FORBEAR FROM THE EXERCISE OF ANY REMEDY IT HAS HEREUNDER, UNDER THE OTHER FINANCING DOCUMENTS OR BY LAW TO THE EXTENT BUT ONLY TO THE EXTENT REQUIRED IN THE INTERCREDITOR AGREEMENT.

     SECTION 17. Miscellaneous.
                 -------------

           (a)   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                 -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO COLORADO'S CONFLICTS OF LAW PRINCIPLES.

           (b)   Entire Agreement.  This Agreement and the Financing Documents
                 ----------------
constitute and incorporate the entire agreement between Secured Party and Shareholder concerning the subject matter of this Agreement and supersede any prior agreements between Secured Party and Shareholder concerning the subject matter thereof.

           (c)   Jurisdiction and Venue.  Any action concerning this Agreement
                 ----------------------
or any other Financing Document may be brought in (i) the United States District Court for the District of Colorado, or (ii) any other court where venue and jurisdiction are proper, and Shareholder hereby consents to nonexclusive venue and jurisdiction in any of the courts described above and hereby irrevocably waives the defense of inconvenient forum to the maintenance of any such action or proceeding. Shareholder hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with Section 13. Such service will be complete on the date such process is so mailed or delivered, and Shareholder will have 30 days from such completion of service in which to respond in the manner provided by law. Shareholder may also be served in any other manner permitted by law, in which event Shareholder's time to respond shall be the time provided by law.

           (d)   Waiver of Jury Trial.  Shareholder and Secured Party hereby
                 --------------------
waive any right to jury trial of any claim, cross-claim or counterclaim relating to or arising out of or in connection with this Agreement or any of the other Financing Documents.

           (e)   Right of Offset.  Upon the occurrence of any Event of Default
                 ---------------
under this Agreement, Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by Secured Party to or for the credit or the account of Shareholder against any and all of the Obligations, irrespective of whether or not Secured Party shall have made any demand under the Financing Documents and although such Obligations may be unmatured. The rights of Secured Party under this section are in addition to other rights and remedies (including, without limitation, other rights of setoff) Secured Party may have.

           (f)   Provisions Several/Illegality.  The unenforceability or
                 -----------------------------
invalidity of any provision or provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

           (g)   Time of the Essence.  Time is of the essence hereof with
                 -------------------
respect to the dates, terms and conditions of this Agreement.

           (h)   Amendments and Waivers.  No amendment or waiver of any
                 ----------------------
provision of this Agreement nor consent to any departure by Shareholder herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

           (i)   Counterparts.  This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Shareholder has caused this Agreement to be duly executed and delivered as of the date first above written.


                                       SHAREHOLDER:


                                       /s/ Paul E. Kana
                                       -----------------------------------
                                       Paul E. Kana

     CPS Systems, Inc., a Texas corporation, hereby accepts and agrees to be bound by the terms and conditions of this Security Agreement (Stock) as of the 29th day of December, 1994.

                                       CPS SYSTEMS, INC., a Texas
                                       corporation


                                       By:    /s/ Paul E. Kana
                                          -----------------------------------
                                       Name:  PAUL E. KANA
                                            ---------------------------------
                                       Title: PRESIDENT
                                             --------------------------------

                                   EXHIBIT A


CPS Systems, Inc.                                              No. of Shares

Stock Certificate No. 31                                           2918